Exhibit 10.38

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISTRIBUTED FOR VALUE ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL AND FROM ATTORNEYS REASONABLY ACCEPTABLE TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

SECURED PROMISSORY NOTE

$300,000.00	New York, New York
effective October 31, 2002

FOR VALUE RECEIVED, the undersigned, Simon Hosken, an individual residing in the United Kingdom, with an office located at Acclaim Entertainment Ltd., Moreau House, 112-120 Brompton Road, Knightsbridge, London SW3 1JJ, England (the “Borrower”), hereby promises to pay to Acclaim Entertainment, Inc., a Delaware corporation with offices at One Acclaim Plaza, Glen Cove, New York 11542, or its permitted assigns (the “Lender”), the principal amount of Three Hundred Thousand Dollars ($300,000.00), with interest thereon (the “Loan”), as set forth in this Secured Promissory Note (the “Note”).

Section 1.     Calculation and Payment of Principal and Interest

(a)    The principal amount of this Note shall be due and payable on the third anniversary of the date hereof: October 31, 2005 (the “Maturity Date”).

(b)    The principal amount of the Note shall bear interest at the rate of six percent (6%) per annum from the date of this Note until the principal amount and all interest accrued thereon shall have been paid in full. Interest on the unpaid principal amount hereof shall be due and payable on the Maturity Date, and shall be computed on the basis of a 360-day year of twelve 30-day months. Payment of the principal amount and interest on this Note shall be made in accordance with the terms and provisions of this Note, upon presentation of this Note to the Borrower at the address of the Borrower set forth above, or at such other address as the Borrower may indicate.

Section 2.     Security Interest/Mortgage.   (a)   As security for the prompt and complete (i) payment of all obligations of the Borrower now and hereafter existing under this Note, whether for principal, interest or otherwise, and (ii) performance of all covenants, undertakings and agreements by the Borrower contained in this Note (all such payment and other obligations, covenants, undertakings and agreements described in the foregoing clauses (i) and (ii) are hereinafter referred to collectively as the “Obligations”), the Borrower and such other record owner or owners of the real property which is the subject of the Mortgage (the “Mortgagors”) hereby grant to Lender a certain mortgage (the “Mortgage”), of even date herewith, of which Lender is the mortgagee, for the real property owned in fee simple by the Mortgagors and located at 57 Park Road, London, W4 3EY (the “Collateral”).

Subject to:

(a)
Obtaining without costs or liability for the Mortgagors, the consent and/or any waiver from any person who has a security or other interest in such property (“the Primary Chargee”) in so far as such consent and/or waiver is necessary;

(b)	Any condition imposed by the Primary Chargee;

(c)	The interests of the Primary Chargee taking priority to the interests of the Lendor and the interests of the Lender being subordinated to those of the Primary Chargee;

(d)
The Mortgagors being free to substitute the Primary Chargee with another financier as part of the refinancing of indebtedness from time to time and such substitute financier being for the purposes of this clause deemed to be a Primary Chargee;

(e)	The Lender indemnifying the Mortgagors for any liability or cost incurred by any of the Mortgagors as a result of entering into these arrangements.

In furtherance of the foregoing, the Mortgagors and the Lender agree from time to time, to execute and deliver all further instruments and documents, and to take all further action as may be necessary or appropriate or as may be reasonably requested by the Lender or the Primary Chargee in order to perfect the Mortgage and security interest granted by the Mortgagors to the Lender hereunder or to perfect the Lender’s right in and to the Collateral, and to enable the Lender to exercise and enforce its rights and remedies hereunder with respect to the Collateral and to subordinate the Collateral to the interests of the Primary Chargee. Without limiting the generality of the foregoing, the Mortgagors agree to execute and file such Mortgage and security agreement and such other instruments and documents as may be necessary or appropriate, or as may be reasonably requested by the Lender or the Primary Chargee, in order to perfect and preserve the Mortgage and security interest granted herein by the Mortgagors to the Lender and perfect and preserve the priority of the Primary Chargee’s interest, and the Mortgagors and Lender authorize the Lender and Primary Chargee to file any and all such instruments and documents in accordance therewith.

Section 3.    Forgiveness of Indebtedness, Termination of Employment.  (a)  The principal amount of and accrued interest on the Loan shall be forgiven by the Borrower in three installments. On May 25, 2003, one-half (1/2) of the total Loan amount, including accrued interest thereon, shall be forgiven by the Lender. On the second anniversary of the date hereof, one-quarter (1/4) of the total Loan amount, including accrued interest thereon, shall be forgiven by the Lender. On the Maturity Date, the remainder of the Loan amount, including all accrued interest thereon, and any and all other Obligations contained in this Note, shall be forgiven by the Lender. Provided, however, that, in the event that (i) Borrower shall voluntarily leave the employ of the Lender prior to the Maturity Date (other than as a result of constructive dismissal or a breach of the obligations of the Lender or a subsidiary of the Lender of the terms of the Borrower’s employment or pursuant to any provision entitling the Borrower to resign his employment voluntarily prior to the maturity date pursuant to his employment agreement) or (ii) Borrower shall be terminated for cause (as defined in the Borrower’s employment agreement with the Lender) by Lender prior to the Maturity Date, then for purposes of calculating the balance of the Loan due to Lender on the last day of Borrower’s employment with Lender (the “Termination Date”), the principal amount of the Loan ($300,000) plus interested accrued from the date hereof through the Termination Date still outstanding and not waived or repaid by the Termination Date (the “Total Loan Repayment Amount”), shall be reduced by an amount equal to: the Total Loan Repayment Amount, multiplied by a fraction, the numerator of which shall be the number of days from the date hereof through and including the Termination Date, and the denominator of which shall be 1,095 (that amount being hereinafter referred to as the “Loan Reduction Amount”).

For the avoidance of doubt, and solely for purposes of example; if the Termination Date was January 31, 2003, then the Total Loan Repayment Amount would equal $318,000. The Loan Reduction Amount would then equal (i) $318,000 multiplied by (ii) a fraction the numerator of which is 92 and the denominator of which is 1,095, or 92 divided by 1,095 (equaling .3333), which then equals (iii) $26,717.81. Accordingly, on January 31, 2003, the Borrower would be required to repay to the Lender $318,000 less $26,717.81 or $291,282.19. The Total Loan Repayment Amount less then Loan Reduction Amount hereinafter referred to as the”Pro-Rata Amount”.

(b)  In the event that Borrower is terminated without cause by Lender (as defined in the Borrowers employment agreement with the Lender) or Borrower is the subject of a constructive dismissal or termination by Lender (as defined in the Borrowers employment agreement with the Lender or by English law), then at such time as either of those events were to occur, the Total Loan Repayment Amount shall be forgiven by the Lender in full and the Borrower shall have no further Obligations.

Section 4.    Call Option.  Lender issued to Borrower an option (the “Option”) to purchase 45,000 shares of common stock of Acclaim Entertainment, Inc. at an exercise price of $4.34 per share. In the event that Borrower shall voluntarily leave the employ of the Lender at any time prior to the Maturity Date, then Borrower may, at his discretion, exercise the Option, with the exercise price of the Option and the amount of the proceeds, if any, received by Borrower from the exercise of the Option less the Option Costs being paid to Lender in order to pay down the Pro-Rata Payment Amount. For the purpose of this clause Option Costs means all costs properly and reasonably incurred by the Borrower in exercising or canceling the Option including all applicable taxes and national insurance contributions and (for the avoidance of doubt) the payment of the exercise price in respect of each of the Option. If the amount of the payment of the exercise price of the Option plus the amount of the proceeds, if any, received by Borrower from the exercise of the Option, exceeds the Pro-Rata Payment Amount (the “Loan Overpayment”), then Borrower shall be entitled to receive the amount of the Loan Overpayment in cash. If, however, the amount of the payment of the exercise price of the Option plus the amount of the proceeds, if any, received by Borrower from the exercise of the Option, is less than the Pro-Rata Payment Amount (the “Loan Underpayment”), then Borrower shall, immediately at the time of the Option exercise, pay to the Lender, in cash, the amount of the Loan Underpayment. Additionally, Lender shall have the right, at any time after 25 May 2003 until all of the Obligations under this Note have been satisfied, to exercise the Option on behalf of the Borrower, in whole or in part (subject to paying the Option Costs), and to apply the proceeds from the exercise of the Option to pay down the Total Loan Repayment Amount.

Section 5.    Events of Default.  If any one or more of the following events (each, an “Event of Default”) shall occur:

(i)    The Borrower fails to pay as and when due (whether at stated maturity, by acceleration or otherwise) any principal of or interest on this Note in accordance with the terms hereof and such failure is not remedied within thirty days of the Borrower requiring notice from the Lender requiring it to remedy such failure;

(ii)    The Borrower violates, breaches or otherwise fails to comply with any material obligation, covenant or agreement in this Note, or breaches any material representation or warranty in this Note and such violation, breach or failure is not remedied within thirty days of the Borrower receiving notice from the Lender requiring it to remedy the same; or

(iii)    The Borrower files a petition for relief or commences a proceeding under any bankruptcy, insolvency, or similar law, has any such petition or proceeding commenced against him (unless the same is vacated or dismissed within sixty (120) days after such filing or commencement), has any liquidator, administrator, trustee or custodian appointed with respect to him or any substantial portion of his assets, including, without limitation, the Collateral as part of proceedings relating to the insolvency of the Borrower, makes a general assignment for the benefit of creditors or generally admits his inability to pay his debts as the same come due, then this Note shall immediately and automatically become due and payable in full, both as to the principal amount and interest accrued thereon, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything contained in this Note notwithstanding. The Lender shall further have all remedies available to a secured party under the Uniform Commercial Code and the Borrower hereby agrees that the execution and delivery hereof constitutes a confession of judgment with respect thereto.

Section 6.    Miscellaneous.

(a)    This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of the Borrower or the Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought. Whenever used, the singular number shall include the plural, the plural the singular, and the words “Borrower” and “Lender” shall include their respective successors, assigns, heirs, executors and administrators.

(b)    Borrower acknowledges and agrees that the Option may not be exercised in breach of the terms and provisions of this Note, with (only to the extent required by Section 4 above) the proceeds of such Option exercise being utilized to repay the principal and accrued but unpaid interest on the Note. Borrower further acknowledges and agrees that a legend shall appear on the option certificate evidencing said Option, which legend shall state that the Option may not be exercised by Borrower under any circumstance other than in accordance with the terms and provisions of this Note.

(c)    In the event that Lender or any subsidiary files a petition for relief or commences a proceeding under any bankruptcy, insolvency, or similar law, has any such petition or proceeding commenced against it (unless the same is vacated or dismissed within one hundred twenty (120) days after such filing or commencement), has any liquidator, administrator, trustee or custodian appointed with respect to it or a substantial portion of its assets or makes a general assignment for the benefit of creditors, or generally admits its inability to pay its debts as the same come due or goes into chapter 11 or any other analogous or other action is taken relating to its insolvency, of a third party acquires control of it, then this Note and the Obligations contained herein shall be forgiven in total.

(d)    The Borrower, and all others who may become liable for the payment of all or any part of the indebtedness hereunder, does hereby severally waive presentment and demand for payment, notice of dishonor, protest, notice of protest, notice of nonpayment, notice of intent to accelerate the maturity hereof and of acceleration. No release of any security, including, without limitation, the Collateral, for the indebtedness hereunder or any person liable for payment of the indebtedness hereunder, and no extension of time for payment of this Note shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of the undersigned, and any other person or party who may become liable for the payment of all or any part of the indebtedness hereunder (other than with the content of the Lender).

(e)    The Borrower represents that he has the full power, authority and legal right to execute, deliver and perform its obligations pursuant to this Note, and that this Note constitutes a valid and binding obligation.

(f)    The Lender shall (subject to the prior written consent of the Borrower) have the right to transfer, assign and subdivide this Note into several parts of lesser principal amounts. Upon any subdivision, this Note shall be canceled and the Borrower shall execute and deliver to the Lender new Notes of like tenor, the aggregate principal amount of which shall be equal to the principal amount of the canceled Note immediately prior to such subdivision. The Borrower does not have the right to assign, transfer, or otherwise dispose of this Note.

(g)    In the event of Borrower’s failure to repay this Note when due, the Borrower promises to pay the Lender all costs and expenses of collection of this Note and to pay all reasonable attorney’s fees incurred in such collection or in any suit or action to collect this Note and any appeal thereof.

(h)    All notices or other communications required or permitted to be given pursuant hereto shall be in writing and shall be delivered either personally, via nationally recognized overnight courier, by registered mail, return receipt requested and postage prepaid, or by facsimile transmission, and shall be deemed to have been duly given (i) if delivered personally or by overnight courier, when received by the party to whom such notice is to be given, or (ii) if sent by registered mail, five (5) days after its deposit in a mailbox maintained by a recognized postal service, or (iii) if by facsimile transmission, when transmitted and received, in each case at the address or facsimile transmission number set forth below, or at such other address or facsimile transmission number for the party as shall have been specified by notice given pursuant hereto:

If to the Borrower, to:

Simon Hosken
Acclaim Entertainment Ltd.
Moreau House
112-120 Brompton Road
Knightsbridge, London SW3 1JJ - England

If to the Lender, to:

Acclaim Entertainment, Inc.
One Acclaim Plaza
Glen Cove, New York 11542
Attn: Corporate Counsel

(i)    This Note shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, performance and validity. The Borrower waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note. No failure or delays by the Lender in the exercise of any power or right under this Note shall operate as a waiver thereof, and no exercise or waiver of any single power or right, or the partial exercise thereof, shall affect the Lender’s rights with respect to any and all other rights and powers.

(j)    The Borrower hereby irrevocably consents and submits to the nonexclusive jurisdiction and venue of any State or Federal Court sitting in New York County over any action or proceeding arising out of or relating to this Note or any document or instrument delivered in connection herewith, and the Borrower hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such State or Federal Court. The Borrower waives any objection to any action or proceeding in any State or Federal Court sitting in New York County on the basis of forum non conveniens. The Borrower hereby waives the right to trial by jury, rights of set-off and rights to interpose counterclaims of any nature, except for compulsory counterclaims. The Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The Borrower further agrees that any action or proceeding brought against the Lender shall be brought only in any State or Federal Court sitting in New York County.

(k)    If any provision or provisions of this Note shall be determined to be unenforceable, illegal or invalid, then the balance of this Note shall remain in full force and effect and such unenforceable provision shall not render any other provision or provisions herein contained unenforceable, illegal or invalid.

IN WITNESS WHEREOF, the undersigned has caused this Note to be executed and delivered as of the date first above written.

/s/    SIMON HOSKEN
Simon Hosken